Net finance (income) costs	12 Months Ended
Dec. 31, 2023
Net finance (income) costs
Net finance (income) costs

15    Net finance (income) costs

	2023	2022
	$	$

Change in fair value of derivative financial instrument	232	275
Lease liability interest expense (note 10)	43	59
Interest income	(1,642)	(803)
Net change for amortized cost of trade and other receivables (note 4)	146	(290)
CIBC loan interest expense (note 9)	727	115
Net foreign exchange loss (gain)	575	(3,100)
	81	(3,744)